SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           Check the appropriate box:

                         [X] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  NANNACO, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

                [ ] Fee computed on table below per Exchange Act

Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

                             [LOGO OF NANNACO, INC.]
                              7235 NORTH CREEK LOOP
                              GIG HARBOR, WA 98335
                                  253-853-3632

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE ___, 2004

TO THE SHAREHOLDERS OF Nannaco, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Nannaco, Inc., a Texas corporation (the "Company"), will be held at the office of legal counsel to the Company, The Otto Law Group, PLLC, 900 Fourth Avenue, Suite 3140, Seattle, Washington, 98164 on June ___, 2004 at the hour of 10:00 a.m. local time for the following purposes:

(1) To consider and vote upon a proposal to effect a 100-for-1 reverse-split of the issued and outstanding shares of the common stock of the Company and to maintain the amount of shares we are authorized to issue at 500,000,000 ("Reverse-Split"); and

(2)   To transact such other business as may properly come before the Meeting.

Only shareholders of record at the close of business on May 13, 2004 are entitled to notice of and to vote at the Meeting or any adjournment thereof. The Board of Directors recommends that you vote in favor of the Reverse-Split.

By Order of the Board of Directors,

Steve Careaga, Chief Executive Officer

/s/ Steve Careaga

Gig Harbor, Washington
May ___, 2004

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                             [LOGO OF NANNACO, INC.]
                              7235 North Creek Loop
                          Gig Harbor, Washington 98335
                                 (253) 853-3632

                         SPECIAL MEETING OF SHAREHOLDERS

                                 PROXY STATEMENT

This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of Nannaco, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies for use at the Special Meeting of Shareholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement, together with the accompanying form of proxy, will be mailed together to shareholders on or about May ___, 2004.

Only Shareholders of record at the close of business on May 13, 2004 are entitled to notice of, and to vote at, the Meeting. On that date, there were issued and outstanding 474,253,389 shares of common stock, par value $0.001 per share. Each share of common stock is entitled to one vote.


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
The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote at the meeting is necessary to constitute a quorum. In deciding all questions, a holder of common stock shall be entitled to one vote in person or by proxy, for each share held in his, her or its name on the record date. Approval of the 100-for-1 reverse-split of the issued and outstanding shares and to maintain the amount of shares we are authorized to issue at 500,000,000 ("Reverse-Split") will require the affirmative vote of two-thirds (2/3) of the outstanding shares of the common stock. The ratification or approval of all other proposals will be decided by a majority of the votes cast at the Meeting unless a greater number of votes is required by the Company's Articles of Incorporation, the Company's Bylaws or applicable law.

All proxies received pursuant to this solicitation will be voted (unless revoked) at the Meeting or any adjournment thereof in the manner directed by a shareholder and, if no direction is made, will be voted FOR the Reverse-Split. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a shareholder may nevertheless be revoked at any time before it is voted by delivery of a written instrument of revocation or a duly executed proxy bearing a later date to the Chief Executive Officer of Nannaco, Inc., 7235 North Creek Loop, Gig Harbor, Washington 98335. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy, thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Company to act as election inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the Company's shareholders for a vote. Abstentions have the effect of a vote "against" the matters to which the abstention has been cast.

The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees for which instructions have not been received from the beneficial owner(s) or persons entitled to vote and for which the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker or nominee has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

Notwithstanding the above, for purposes of determining the outcome of any matter for which the broker or nominee lacking discretion to vote has delivered a proxy but has failed to physically indicate on the proxy the lack of authority to vote, the shares will be treated as present and will be voted in accordance with the instructions on the proxy card (i.e., as a vote FOR the amendment to the Company's Articles of Incorporation to effect the Reverse-Split).

                              SOLICITATION EXPENSES

All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services may solicit proxies personally or by other appropriate means. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares.


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

              INTEREST OF CERTAIN PERSONS IN FAVOR OF OR OPPOSITION
                              TO MATTERS ACTED UPON

The Company is not aware of any interest that would be substantially affected through the adoption of the Reverse-Split whether adversely or otherwise.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 13, 2004 by (a) each of the Company's directors and executive officers, (b) all of the Company's directors and executive officers as a group and (c) each person known by the Company to be the beneficial owner of more than five percent (5%) of its outstanding common stock.

NAME AND ADDRESS                       AMOUNT AND NATURE OF        PERCENT OF
 OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP        CLASS (1)
                                      --------------------        ----------

Steve Careaga
Chief Executive Officer
7235 North Creek Loop                       5,000,000                  1.05%
Gig Harbor, Washington 98335

Andrew DeVries                             93,175,000                    19%
2935 THOUSAND OAKS #261
San Antonio, TX  78247

All officers and directors
 as a group (only Steve Careaga)            5,000,000                  1.05%


(1) This table is based on 474,253,389 shares of common stock issued and outstanding on May 13, 2004.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to our highest paid officers and directors for our fiscal year ended December 31, 2003. No other compensation was paid to any such officer or directors other than the cash compensation set forth below.


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


--------------------------------------------------------------------------------------------------------------------
                           Annual Compensation                         Long-Term Compensation
                           -------------------------------             ---------------------------------------------
                                                               Awards                          Pay-Outs
                                                        ---------------------       --------------------------------

                                                        Other                       Securities      All
                                                        Annual     Restricted       Under-          Other
Name and                                                Compen-    Stock            lying           Compen-
Principal                           Salary   Bonus      sation     Award(s)         Options/        sation
Position                   Year     ($)       ($)         ($)       ($)             SARs (#)        LTIP Payouts ($)
--------------------------------------------------------------------------------------------------------------------
Andrew                    2001     $78,000    -0-        -0-           -0-           -0-              -0-
DeVries(1)                2002     $24,000    -0-        -0-           -0-           -0-              -0-
                          2003     $91,667    -0-        -0-   90,000,000            -0-              -0-


(1)   former President, Chief Executive Officer and Director

(1) The 90,000,000  was comprised of two issuances - 15,000,000 and  75,000,000:
15,000,000 - 4,341,571 of the shares were issued to settle $66,759 of accrued and unpaid salary. In accordance with an amended employment agreement for the President, these shares were valued based upon a thirty percent (30%) discount to the average stock price for the month of June 2003, or $0.015 per share.
There was no loss on settlement recorded since this was a related party transaction. The remaining 10,658,429 shares were valued based upon the losing price on June 30, 2003, or $0.03 per share and the resulting $319,753 was expensed to operations as compensation in the accompanying statement of operations for the year ended September 30, 2003.

75,000,000 - 4,347,826 were issued to settle $50,000 of accrued and unpaid salary for the President through September 30, 2003. In accordance with the amended employment agreement, these shares were valued based upon a thirty percent (30%) discount to the average stock price for the month of September or $0.012 per share. There was no loss on settlement recorded since this was a related party transaction. The remaining 70,652,174 shares were valued based upon the closing price on September 30, 2003, or $0.025 per share and the resulting $1,766,304 balance has been recorded as Deferred Compensation in the accompanying balance sheet at September 30, 2003. The deferred compensation balance will be amortized over the remaining life of the employment agreement from October 1, 2003 through June 1, 2005.

Mr. Careaga has a one (1) year employment agreement with the Company. Our officers and directors do not hold any options or warrants to purchase shares of our common stock.

                                THE REVERSE-SPLIT

Under our Articles of Incorporation, as amended, there are 500,000,000 shares of Common Stock and 100,000,000 shares of Preferred Stock authorized for issuance. Our Board of Directors has unanimously authorized and approved effecting a 100-for-1 reverse-split of the issued and outstanding shares and to maintain the amount of shares we are authorized to issue at 500,000,000.

As of May 13, 2004, a total of 474,253,389 shares of the Company's currently authorized 500,000,000 shares of common stock are issued and outstanding.

THE REVERSE-SPLIT MUST BE APPROVED BY TWO-THIRDS (2/3) OF THE OUTSTANDING SHARES OF COMMON STOCK. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE REVERSE-SPLIT

                      ADDITIONAL AND AVAILABLE INFORMATION

The Company is subject to the informational filing requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, and Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC's website (www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                       STATEMENT OF ADDITIONAL INFORMATION

The Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 and Quarterly Reports on Form 10-QSB, for the quarters ended March 31, 2003, June 30, 2004 and September 30, 2004, have been incorporated herein by this reference.

The Company will provide without charge to each person, including any beneficial owner of our common stock, to whom a copy of this Proxy Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.


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

                           COMPANY CONTACT INFORMATION

All inquiries regarding the Company should be addressed to Steve Careaga, Chief Executive Officer, at the Company's principal executive offices: Nannaco, Inc., 7235 North Creek Loop, Gig Harbor, Washington 98335, telephone number (253) 853-3632.

                                  OTHER MATTERS

As of the date of this Proxy Statement, the board of directors knows of no other matters other than those described above which will be presented for action at the Meeting. If any other matters properly come before the Meeting, or any adjournments, the people voting the board of director proxies will vote them in accordance with their best judgment and discretionary authority to do so is included in the proxy.

By Order of the Board of Directors

Steve Careaga, Chief Executive Officer

/s/ Steve Careaga

Gig Harbor, Washington
May ___, 2004

            PROXY -- SPECIAL MEETING OF SHAREHOLDERS -- JUNE ___, 2004
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, a shareholder of Nannaco, Inc., a Texas corporation (the "Company"), does hereby appoint Steve Careaga and Terence Byrne, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Company to be held at the office of legal counsel to the Company, The Otto Law Group, PLLC, 900 Fourth Avenue, Suite 3140, Seattle, Washington, 98164 at 10:00 a.m., local time, and at any adjournment or adjournments thereof.

Please mark votes as in this example:       [X]

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1. Approval of a 100-for-1 reverse-split of the issued and outstanding shares and to maintain the amount of shares the Company is authorized to issue at 500,000,000.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

2. To vote with discretionary authority with respect to all other matters which may come before the meeting.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement, both dated May ___, 2004.

              [ ] MARK HERE FOR ADDRESS CHANGE AND INDICATE CHANGE:


                            Dated: ____________, 2004


                                  SIGNATURE(S)


                                  SIGNATURE(S)

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

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